                                 DIRECTOR LIFE
                        HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 12, 1997
               TO THE DIRECTOR LIFE PROSPECTUS DATED MAY 1, 1997

The following should be added to the list of Funds in the third paragraph on the first page:

    Hartford MidCap Fund, Inc.

The second sentence of the first paragraph under the section entitled "The Separate Account and the Funds" should be deleted and replaced with the following:

    The Contracts currently offer 12 sub-accounts ("Sub-Accounts"), each investing exclusively in a Fund.

The second paragraph under the section entitled "The Separate Account and the Funds" should be deleted and replaced with the following:

    Currently, the Funds are Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford MidCap Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc. and HVA Money Market Fund, Inc. Applicants should read the Funds prospectus accompanying this Prospectus in connection with the purchase of a Contract. The investment objectives of the Funds are
    as set forth in "The Separate Account," page   .

The "Annual Fund Operating Expenses" table should be deleted and replaced with the following:

                         ANNUAL FUND OPERATING EXPENSES
                         (AS PERCENTAGE OF NET ASSETS)

                                                                                                           TOTAL FUND
                                                                               MANAGEMENT       OTHER      OPERATING
                                                                                  FEES        EXPENSES      EXPENSES
                                                                              -------------  -----------  ------------
Hartford Bond Fund..........................................................       0.490%        0.030%        0.520%
Hartford Stock Fund.........................................................       0.441%        0.016%        0.457%
HVA Money Market Fund.......................................................       0.423%        0.021%        0.444%
Hartford Advisers Fund......................................................       0.615%        0.017%        0.632%
Hartford Capital Appreciation Fund..........................................       0.629%        0.017%        0.646%
Hartford MidCap Fund (1)....................................................       0.520%        0.150%        0.670%
Hartford Mortgage Securities Fund...........................................       0.424%        0.029%        0.453%
Hartford Index Fund.........................................................       0.374%        0.019%        0.393%
Hartford International Opportunities Fund...................................       0.691%        0.095%        0.786%
Hartford Dividend & Growth Fund.............................................       0.709%        0.017%        0.726%
Hartford International Advisers Fund........................................       0.746%        0.214%        0.960%
Hartford Small Company Fund.................................................       0.750%        0.040%        0.790%

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(1) Hartford MidCap Fund is a new Fund: Operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment

    Advisors, Inc. has agreed to waive its fees for the MidCap Fund until the assets of the Fund (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) first reach $20 million. Absent this waiver, the investment advisory fee would be .575% annually and total fund operating expense ratio would be .900% (annualized).

The following should be added after the paragraph entitled "Hartford International Opportunities Fund, Inc." under "The Funds":

    HARTFORD MIDCAP FUND, INC.

        Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

The second paragraph under the section entitled "Investment Adviser" should be deleted and replaced with the following:

    Wellington Management Company, L.L.P. ("Wellington Management") serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund and Hartford Stock Fund.

    HV-2201-2